SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-A

                For Registration of Certain Classes of Securities
                     Pursuant to Section 12(b) or (g) of the
                         Securities Exchange Act of 1934


                                   FNB BANCORP
             (Exact name of registrant as specified in its charter)

              California                                  92-2115369
(State of incorporation or organization)   (I.R.S. Employer Identification No.)

         975 El Camino Real
   South San Francisco, California                         94080
(Address of principal executive offices)                (Zip Code)



If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. |_|

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. |X|

           Securities Act registration statement file number to which this Form relates: 333-74954

     Securities to be registered pursuant to Section 12(b) of the Act: None

        Securities to be registered pursuant to Section 12(g) of the Act:

                           Common Stock, No Par Value
                                (Title of class)

Item 1.  Description of Registrant's Securities to be Registered

         See information under the headings "DESCRIPTION OF FNB BANCORP CAPITAL STOCK," "COMPARISON OF SHAREHOLDER RIGHTS," and "MARKET PRICE AND DIVIDEND INFORMATION" on pages 71, 72 and 78, respectively, of Registrant's Rule 424(b) Prospectus to Registration Statement No. 333-74954 on Form S-4, as filed with the Commission on January 28, 2002, which is incorporated here by reference.


Item 2.  Exhibits

         Exhibit 1.  Specimen of Registrant's Common Stock Certificate

         See Exhibit 4.1 to Registrant's Registration Statement No. 333-74954 on Form S-4, filed with the Commission on December 12, 2001, which is incorporated here by reference.

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  FNB BANCORP
                                  -----------
                                 (Registrant)


        Dated:  March 15, 2002.   By: /s/ Thomas C. McGraw
                                     --------------------------
                                     Thomas C. McGraw
                                     President and Chief Operating Officer


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